SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2004

PRAB, INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-10187 (Commission File No.)	38-1654849 (IRS Employer Identification No.)

5944 East Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (269) 382-8200

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Press Release, dated July 9, 2004

Item 5. Other Events and Required FD Disclosure.

On July 9, 2004, Prab, Inc., a Michigan corporation (the “Company”), issued a press release announcing the results of its special meeting of shareholders held on July 9, 2004 and the consummation of the merger (the “Merger”) of Kalamazoo Prab Subsidiary Corporation, a Michigan corporation (“Merger Sub”) and wholly-owned subsidiary of Kalamazoo Acquisition Corporation, a Michigan corporation (“Parent”), with and into the Company. At the special meeting, the Company’s shareholders adopted the Agreement and Plan of Merger, dated as of December 12, 2003, as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 16, 2004 (together, the “Merger Agreement”), among the Company, Parent and Merger Sub. A copy of this press release is attached as an exhibit to this current report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated July 9, 2004, announcing the results of the Company’s special meeting of shareholders held on July 9, 2004 and the consummation of the Merger.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAB, INC. (Registrant)
Date: July 9, 2004	/s/ Gary A. Herder
Gary A. Herder, Chief Executive Officer

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Index to Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated July 9, 2004, announcing the results of the Company’s special meeting of shareholders held on July 9, 2004 and the consummation of the Merger.

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